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


                                                                                                                      Exhibit 99(b)
                                                  KEYCORP STUDENT LOAN TRUST 1999-B

                                                       NOTEHOLDERS' STATEMENT
                                          pursuant to Section 5.07(b) of Sale and Servicing
                             Agreement (capitalized terms used herein are defined in Appendix A thereto)

------------------------------------------------------------------------------------------------------------------------------------

Distribution Date:  May 25, 2000

(i)         Amount of principal being paid or distributed in respect of the Class A-1 Notes:

                             $14,198,123.91
                           -----------------------
                          (  $    0.0000507       , per $1,000 original principal amount of the Notes)
                           -----------------------
(ii)        Amount of principal being paid or distributed in respect of the Class A-2 Notes:

                                   $0.00
                           -----------------------
                          (  $              -     , per $1,000 original principal amount of the Notes)
                           -----------------------
(iii)       Amount of principal being paid or distributed in respect of the Class M Notes:

                                   $0.00
                           -----------------------
                          (  $              -     , per $1,000 original principal amount of the Notes)
                           -----------------------
(iv)        Amount of interest being paid or distributed in respect of the Class A-1 Notes:

                              $4,107,923.68
                           -----------------------
                          (  $  0.0000147         , per $1,000 original principal amount of the Notes)
                           -----------------------
(v)         Amount of interest being paid or distributed in respect of the Class A-2 Notes:

                             $10,218,750.00
                           -----------------------
                          (  $ 0.0000164          , per $1,000 original principal amount of the Notes)
                           -----------------------
(vi)        (a)     Amount of interest being paid or distributed in respect of the Class M Notes:

                              $496,500.00
                           -----------------------
                          (   $ 0.0000166         , per $1,000 original principal amount of the Notes)
                           ------------------------
            (b)     Amount of interest being paid or distributed in respect of the Class M Strip:

                             $14,250.00
                           -----------------------
                          (  $ 0.0000005          , per $1,000 original principal amount of the Notes)
                           ------------------------
(vii)       Amount of Noteholders' Interest Index Carryover being or distributed (if any) and amount remaining (if any):
            (1)     Distributed to Class A-1 Noteholders:

                                   $0.00
                           -----------------------
                          (  $              -     , per $1,000 original principal amount of the Notes)
                           -----------------------

            (2)     Distributed to Class A-2 Noteholders:

                                   $0.00
                           -----------------------
                          (  $              -    , per $1,000 original principal amount of the Notes)
                           -----------------------
            (3)     (a)     Distributed to Class M Noteholders:

                                   $0.00
                           -----------------------
                          (  $              -    , per $1,000 original principal amount of the Notes)
                           -----------------------
                    (b)     Distributed to Class M Strip:

                                   $0.00
                            ----------------------
                             $              -    , per $1,000 original principal amount of the Notes)
                            ----------------------
            (4)     Balance on Class A-1 Notes:

                                   $0.00
                           ----------------------
                          (  $              -    , per $1,000 original principal amount of the Notes)
                           ----------------------
            (5)     Balance on Class A-2 Notes:

                                   $0.00
                           ----------------------
                          (  $              -    , per $1,000 original principal amount of the Notes)
                           ----------------------

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

            (6)     (a)     Balance on Class M Notes:
                                  $0.00
                            ----------------------
                           ( $               -    , per $1,000 original principal amount of the Notes)
                            -----------------------
                    (b)     Balance on Class M Strip:
                                  $0.00
                            ----------------------
                           ( $               -    , per $1,000 original principal amount of the Notes)
                            ----------------------
(viii)      Payments made under the Cap Agreement on such date:     May 24, 2000
                                                              ------------------------------
                          (       $0.00            with respect to the Class A-1 Notes,
                            -----------------------
                          (       $0.00            with respect to the Class A-2 Notes,
                            -----------------------
                          (       $0.00            with respect to the Class M Notes,
                            -----------------------
(ix)        Pool Balance at end of related Collection Period:     $912,002,986.35
                                                           ---------------------------------
(x)         After giving effect to distributions on this Distribution Date:
            (a)     (1)     Outstanding principal amount of Class A-1 Notes:         $242,948,898.17
                                                                            ---------------------------------
                    (2)     Class A-1 Note Pool Factor:      0.86767464
                                                         ---------------------------------
            (b)     (1)     Outstanding principal amount of Class A-2 Notes:         $625,000,000.00
                                                                            ---------------------------------
                    (2)     Class A-2 Note Pool Factor:      1.00000000
                                                         ---------------------------------
            (c)     (1)     Outstanding principal amount of Class M Notes:            $30,000,000.00
                                                                            ---------------------------------
                    (2)     Class M Note Pool Factor:        1.00000000
                                                         ---------------------------------
            (d)     (1)     Outstanding principal amount of Certificates:             $65,000,000.00
                                                                            ---------------------------------
                    (2)     Certificate Pool Factor:         1.00000000
                                                         ---------------------------------
(xi)        Note Interest Rate for the Notes:
            (a)     In general
                    (1)     Three-Month Libor was

                              0.0000000%    for the period from the Closing Date to but excluding 11/26/99 and
                            ---------------
                              6.1100000%    for the period from and including 11/26/99 to but excluding 02/25/2000 and
                            ---------------
                    (2)     The Student Loan Rate was:  Not Applicable (1)
                                                      --------------------------
            (b)     Note Interest Rate for the Class A-1 Notes:  6.3900000%   (Based on 3-Month LIBOR)
                                                               ---------------
            (c)     Note Interest Rate for the Class A-2 Notes:  6.5400000%   (Based on 3-Month LIBOR)
                                                               ---------------
            (d)     Note Interest Rate for the Class M Notes:    6.8100000%   (Based on 3-Month LIBOR)
                                                               ---------------
(xii)       (a)     Amount of Master Servicing Fee for  related Collection Period:    $1,141,614.99
                                                                                 ------------------------------------
                                $ 0.000004077   , per $1,000 original principal amount of the Class A-1 Notes.
                            --------------------
                                $ 0.000001827   , per $1,000 original principal amount of the Class A-2 Notes.
                            --------------------
                                $ 0.000038054   , per $1,000 original principal amount of the Class M Notes.
                            --------------------
(xiii)              Amount of Administration Fee for related Collection Period:         $3,000.00
                                                                               --------------------------------------
                                $ 0.000000011   , per $1,000 original principal amount of the Class A-1 Notes.
                            --------------------
                                $ 0.000000005   , per $1,000 original principal amount of the Class A-2 Notes.
                            --------------------
                                $ 0.000000100   , per $1,000 original principal amount of the Class M Notes.
                            --------------------
(xiv)       (a)     Aggregate amount of Realized Losses (if any) for the related Collection Period:   $242,734.38
                                                                                                   ----------------
            (b)     Delinquent Contracts                      # Disb.        %              $ Amount                %
                                                              -------       ---             --------               ---
                    30-60 Days Delinquent                     2,613        2.71%          $ 25,402,340            4.93%
                    61-90 Days Delinquent                       976        1.01%          $  9,445,886            1.83%
                    91-120 Days Delinquent                      503       52.00%          $  4,176,210            0.81%
                    More than 120 Days Delinquent             1,167        1.21%          $ 10,714,691            2.08%
                    Claims Filed Awaiting Payment               106       11.00%          $  1,063,082            0.21%
                                                        ------------    ---------    -----------------         -------
                       TOTAL                                  5,365       67.93%          $ 50,802,209            9.86%
(xv)        Amount in the Prefunding Account:  $35,816,893.80
                                             --------------------------------
(xvi)       Amount remaining in the Subsequent Pool Pre-Funding Subaccount not used to acquire
                    Subsequent Pool Student Loans:     0.00

         (1)This Calculation not required unless Three-Month LIBOR for such Interest Period is 100 basis points greater than Three-Month LIBOR of the preceding Determination Date.
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